UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 10, 2014

GORDMANS STORES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34842	26-3171987
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1926 South 67th St,

Omaha, Nebraska 68106

(Address of principal executive offices, zip code)

(402) 691-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2014, the Board appointed Mark E. Brody as a Class III director of the Company effective immediately. Mr. Brody was also appointed to the Compensation Committee of the Board.

Mr. Brody was designated to the Board by Sun Gordmans, LP (“Sun Gordmans”) pursuant to Article Six, Section 6 of the Amended and Restated Certificate of Incorporation of the Company.

Mr. Brody has served as a Managing Director and Group Chief Financial Officer of Sun Capital Partners, Inc. (“Sun Capital”), which is an affiliate of our principal stockholder, Sun Gordmans, since 2006. Prior to joining Sun Capital, Mr. Brody served from 2001 to 2006 as Chief Financial Officer for Flight Options, a leading provider of fractional jet services. Prior to Flight Options, he served as Chief Financial Officer or Vice President, Finance for manufacturing-related public companies, including Sudbury, Inc., Essef Corporation, Anthony & Sylvan Pools, and Waterlink, Inc. Mr. Brody also serves on the board of several other Sun Capital affiliated portfolio companies, including Vince Holding Corp. Mr. Brody started his career as an auditor with Ernst & Young. Mr. Brody brings to the board significant experience in finance, accounting and corporate strategy development.

The Company is party to a registration agreement with Sun Gordmans and certain other investors. The Company is also party to a services agreement with Sun Capital Partners Management V, LLC, an affiliate of Sun Capital. In addition, the Amended and Restated Certificate of Incorporation of the Company provides that for so long as affiliates of Sun Capital own 30% or more of the Company’s outstanding shares of common stock, affiliates of Sun Capital will have the right to designate a majority of the Board. Descriptions of the terms of the registration agreement, services agreement and Amended and Restated Certificate of Incorporation of the Company are contained under the heading “Certain Relationships and Related Party Transactions” in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on April 21, 2014.

Mr. Brody will not receive any compensation for serving as a director of the Company, except for reimbursement of reasonable out-of-pocket expenses incurred in connection with his service as a member of the Board.

Copies of the registration agreement, services agreement and Amended and Restated Certificate of Incorporation have been filed as Exhibit 10.1, 10.49 and 3.1, respectively, to the Company’s Registration Statement on Form S-1 (File No. 333-166436), originally filed with the SEC on April 30, 2010, and are incorporated by reference herein. The descriptions of those documents are qualified in their entirely by reference to such exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GORDMANS STORES, INC.

Date: October 21, 2014	By:	/s/ Michael D. James
		Name:	Michael D. James
		Title:	Vice President, Chief Financial Officer and Treasurer

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